SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: June 16, 2003
HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Servicer of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Servicer)	333-101918-01 (Commission File Numbers)	Not Applicable (IRS Employer Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)		60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on June 16, 2003 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003 by and among Household Affinity Funding Corporation III, as Transferor, household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as issuer, and The Bank of New York, as indenture trustee, with respect to the Class A, Class B and Class C, Series 2003-1 Asset Backed Notes.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on June 16, 2003 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003 by and among Household Affinity Funding Corporation III, as Transferor, household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as issuer, and The Bank of New York, as indenture trustee, with respect to the Class A, Class B and Class C, Series 2003-2 Asset Backed Notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: June 20, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on June 16, 2003 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003 by and among Household Affinity Funding Corporation III, as Transferor, household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as issuer, and The Bank of New York, as indenture trustee, with respect to the Class A, Class B and Class C, Series 2003-1 Asset Backed Notes.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on June 16, 2003 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003 by and among Household Affinity Funding Corporation III, as Transferor, household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as issuer, and The Bank of New York, as indenture trustee, with respect to the Class A, Class B and Class C, Series 2003-2 Asset Backed Notes.

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